EXHIBIT 10.1
AMENDMENT NO. 2
     THIS AMENDMENT NO. 2 (the “Amendment”) is being executed and delivered as of August 5, 2008, by and among Chicago Bridge and Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), certain Subsidiaries party to the hereinafter identified and defined Credit Agreement, as borrowers (the “Subsidiary Borrowers” and together with the Company, the “Borrowers”), JPMorgan Chase Bank, National Association as administrative agent (the “Administrative Agent”) under said Credit Agreement, and the Required Lenders party hereto. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent are currently parties to that certain Second Amended and Restated Credit Agreement dated as of October 13, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, the Borrowers have requested the Lenders to amend the Credit Agreement in certain respects;
     WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth in Section 1 hereof.
     NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrowers and the Lenders, such parties hereby agree as follows:
     1. Amendment. Effective as of June 30, 2008 and subject to the satisfaction of the conditions set forth in paragraph 2 below, the Credit Agreement shall be and hereby is amended as follows:
     (a) The following definitions of “Adjusted EBITDA”, “Pricing Ratio” and “Second Quarter 2008 Adjustment” are hereby added to Section 1.1 of the Credit Agreement in their respective appropriate alphabetical order:
     “ “Adjusted EBITDA” means EBITDA plus, to the extent the losses specified in the definition of “Second Quarter 2008 Adjustment” were recognized during a period for which EBITDA is being calculated, the Second Quarter 2008 Adjustment.”
     “ “Pricing Ratio” means the ratio of (i) all Adjusted Indebtedness of the Company and its Subsidiaries to (ii) EBITDA.”

     “ “Second Quarter 2008 Adjustment” means an amount (in any event, not to exceed $105,000,000) attributable to 33% of the losses relating to the “South Hook” and “Isle of Grain” contracts, to the extent such losses were recognized during the fiscal quarter of the Company and its Subsidiaries ending June 30, 2008.”
     (b) The definition of “Consolidated Net Income Available for Fixed Charges” is hereby amended to add at the end of such definition “, plus, to the extent the losses specified in the definition of ‘Second Quarter 2008 Adjustment’ were recognized during a period for which Consolidated Net Income Available for Fixed Charges is being calculated, the Second Quarter 2008 Adjustment”.
     (c) Section 2.14(D)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(ii) (a) The Applicable Floating Rate Margins, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage shall, subject to the provisions of Section 2.14(D)(ii)(b) below, be determined from time to time by reference to the table set forth below, on the basis of the then applicable Pricing Ratio as described in this Section 2.14(D)(ii):

Pricing Ratio	Less than 1.00 to	Greater than or	Greater than or	Greater than or
	1.00	equal to 1.00 to	equal to 1.50 to	equal to 2.00 to
		1.00 and less than	1.00 but less than	1.00
		1.50 to 1.00	2.00 to 1.00
Applicable	0.250%	0.30%	0.40%	0.45%
Commitment Fee
Applicable L/C Fee	0.9125%	1.10%	1.475%	1.6625%
for Performance Letters of Credit
Applicable L/C Fee	1.25%	1.50%	2.00%	2.25%
for Financial Letters of Credit
Applicable	1.250%	1.50%	2.00%	2.25%
Eurodollar Margin
Applicable Floating	0.00%	0.25%	0.75%	1.00%
Rate Margin
(b) (1) Notwithstanding the foregoing or anything else contained in this Agreement to the contrary, for purposes of computing the Revolving Credit Obligations in connection with determining the applicable commitment fee, the parties hereto acknowledge and agree that to the extent any Escalating L/C is then issued and outstanding, the applicable commitment fee shall accrue at 200% of the commitment fee which would be applicable solely by reference to the foregoing table multiplied by the difference between (x) the Dollar Amount then available to be drawn under such Escalating L/C and (y) the maximum Dollar Amount (after giving effect to all possible increases) available to be drawn thereunder.
(2) Upon receipt of the financial statements delivered pursuant to Sections 7.1(A)(i) and (ii), as applicable, the Applicable Floating Rate Margins, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage shall be adjusted, such adjustment being effective five (5) Business Days following the date such financial statements and the compliance certificate required to be delivered in connection therewith pursuant to Section 7.1(A)(iii) shall be due; provided, that if the Company shall not have timely delivered its financial statements in accordance with Section 7.1(A)(i) or (ii), as applicable, then commencing on the date upon which such financial statements should have been delivered and continuing until five (5) Business Days following the date such financial statements are actually delivered, the Applicable Floating Rate Margins, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage shall be the maximum Applicable Floating Rate Margins, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage, as applicable, as set forth in this Section 2.14(D)(ii).”
     (d) Section 7.3(A)(i) is hereby amended and restated in its entirety as follows:
     “(i) Indebtedness of the Borrowers under this Agreement and the Subsidiaries under the Subsidiary Guaranty;”
     (e) Section 7.3(F)(b) is hereby amended to delete the reference to “EBITDA” therein and to substitute “EBITDA and Adjusted EBITDA” therefor.
     (f) Section 7.4(A) is hereby amended to delete the references therein to “EBITDA” and to substitute “Adjusted EBITDA” therefor.
     2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed and delivered by the Company, the Subsidiary Borrowers and the Required Lenders and executed counterparts of the Reaffirmation attached hereto duly executed and delivered by the Subsidiary Guarantors, (ii) an executed amendment to the Letter of Credit Agreement incorporating amendments thereto which are consistent with the amendments herein, (iii) for the account of each Lender that executes and delivers its counterpart hereto as and by such time as is requested by the Administrative Agent, an amendment fee in the amount previously disclosed to the Lenders and (iv) payment and/or reimbursement of its and its affiliates’ fees and expenses (including reasonable out-of-pocket fees and expenses of counsel) in connection herewith.

     3. Representation and Warranties. Each Borrower hereby represents and warrants that (i) all of the representations and warranties contained in Article VI of the Credit Agreement, as amended hereby, are true and correct and (ii) no Default or Unmatured Default is in effect.
     4. No Implicit Waiver. Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with their original terms.
     5. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement or any other Loan Document to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be reference to the Credit Agreement, as amended and modified by this Amendment.
     6. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS AMENDMENT, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN THE COMPANY OR ANY BORROWER AND THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING §735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.
     7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. The parties hereto agree that delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
CHICAGO BRIDGE & IRON COMPANY N.V.,
as the Company
By: CHICAGO BRIDGE & IRON COMPANY B.V.
Its: Managing Director
By: /s/Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Managing Director
CB&I INC. (Formerly Known as CB&I CONSTRUCTORS,
INC.), as a Subsidiary Borrower
By: /s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer
CBI SERVICES, INC., as a Subsidiary Borrower
By: /s/ Terrence G. Browne
Name: Terrence G. Browne
Title: Treasurer
Signature Page to Amendment No. 2 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as a
Subsidiary Borrower
By: /s /Luciano Reyes
Name: Luciano Reyes
Title: Treasurer
CB&I TYLER COMPANY, as a Subsidiary Borrower
By: /s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer
CHICAGO BRIDGE & IRON COMPANY B.V., as a Subsidiary
Borrower
By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Managing Director
CHICAGO BRIDGE & IRON COMPANY, as a Subsidiary
Borrower
By: /s/ Luciano Reyes
Name: Luciano Reyes

Title: Vice President & Treasurer
Signature Page to Amendment No. 2 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as
Administrative Agent and as a Lender
By: /s/ Robert L. Mendoza
Name: Robert L. Mendoza

Title: Vice President
BANK OF AMERICA, N.A., as Syndication Agent and as
a Lender
By: /s /Mathew Griesbach
Name: Mathew Griesbach
Title: Vice President
BANK OF MONTREAL, as

a Documentation Agent and as a Lender
By: /s/ John Armstrong
Name: John Armstrong

Title: Vice President
WELLS FARGO BANK, N.A., as a Documentation Agent
and as a Lender
By: /s/ Thomas F. Caver, III
Name: Thomas F. Caver, III

Title: Vice President
Signature Page to Amendment No. 2 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

BNP PARIBAS, as a Documentation Agent and as a
Lender
By: /s/ Jamie Dillon
Name: Jamie Dillon
Title: Managing Director
By: /s/ Pierre-Nicholas Rogers
Name: Pierre-Nicholas Rogers
Title: Managing Director
THE ROYAL BANK OF SCOTLAND plc, as a
Documentation Agent and as a Lender
By: /s/ Brian Williams
Name: Brian Williams

Title: Vice President
FORTIS BANK SA/NV, CAYMAN ISLANDS BRANCH, as a
Lender
By:_/s/ Douglas Riahi___
Name: Douglas Riahi
Title: Managing Director
By:__/s/ John W. Deegan___
Name: John W. Deegan
Title: Director and Group Head
FIFTH THIRD BANK, as a Lender
By:__________
Name:
Title:
Signature Page to Amendment No. 2 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CALYON NEW YORK BRANCH, as a Lender
By: /s/ Page Dillehunt
Name: Page Dillehunt
Title: Managing Director
By: /s/ Michael Willis
Name: Michael Willis
Title: Director
UBS LOAN FINANCE LLC, as a Lender
By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director
By: /s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director
PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ W.J. Browne
Name: W.J. Browne
Title: Managing Director
Signature Page to Amendment No. 2 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:___
Name:
Title:
By:___
Name:
Title:
REGIONS BANK, as a Lender
By: /s/ Keith S. Page
Name: Keith S. Page

Title: Senior Vice President
ALLIED IRISH BANK, PLC, as a Lender
By:_/s/ Norbert Galligan___
Name: Norbert Galligan

Title: Vice President
By: /s/ Gregory J. Wiske
Name: Gregory J. Wiske

Title: Vice President
THE NORTHERN TRUST COMPANY, as a Lender
By: /s/ Keith L. Burson
Name: Keith L. Burson

Title: Vice President
Signature Page to Amendment No. 2 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

STANDARD CHARTERED BANK, as a Lender
By: /s/ Katherine E. Leahy
Name: Katherine E. Leahy
Title: Relationship Manager
By: /s/ Robert K. Reddington
Name: Robert K. Reddington

Title: Assistant Vice President
Credit Documentation

Credit Risk Control
ABU DHABI INTERNATIONAL BANK INC. as a Lender
By: /s/ David J. Young
Name: David J. Young

Title: Vice President
By: /s/ Nagy S. Kolta
Name: Nagy S. Kolta

Title: Executive Vice President
AMEGY BANK NATIONAL ASSOCIATION as a Lender
By: /s/ Jill S. Vaughan
Name: Jill S. Vaughn

Title: Senior Vice President
BANK OF NEW YORK, as a Lender
By: /s/ William M. Feathers
Name: William M. Feathers

Title: Vice President
Signature Page to Amendment No. 2 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By: /s/ Don Backer
Name: Don Backer

Title: Senior Vice President
ARAB BANKING CORPORATION, as a Lender
By: /s/ Robert Ivosevich
Name: Robert Ivosevich
Title: General Manager
By: /s/ Rami El-Rifai
Name: Rami El-Rifai
Title: Head of Corporate Finance
BANK OF TEXAS, N.A., as a Lender
By: /s/ Marian Livingston
Name: Marian Livingston

Title: Senior Vice President
COMPASS BANK, as a Lender
By:___
Name:
Title:
Signature Page to Amendment No. 2 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By: /s/ Yoshihiro Hyakutome
Name: Yoshihiro Hyakutome
Title: General Manager
U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:___
Name:
Title:
ING BANK N.V., as a Lender
By: /s/ M.W.L. Weijers
Name: M.W.L. Weijers
Title: Managing Director
By: /s/ B.D. Gilbert
Name: B.D. Gilbert
Title: Relationship Manager
COMERICA BANK, as a Lender
By: /s/ DeVon Lang
Name: DeVon Lang

Title: Corporate Banking Officer
Signature Page to Amendment No. 2 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
BRANCHES, as a Lender
By: /s/ Edward C.A. Forsberg, Jr.
Name: Edward C.A. Forsberg, Jr.

Title: Senior Vice President & Manager
By: /s/ David A. Bennett
Name: David A. Bennett

Title: Vice President
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender
By: /s/ Ming K. Chu
Name: Ming K. Chu

Title: Vice President
By: /s/ Heidi Sandquist
Name: Heidi Sandquist

Title: Vice President
HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By: /s/ Steven F. Larsen
Name: Steven F. Larsen

Title: First Vice President
Signature Page to Amendment No. 2 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

RIYAD BANK, HOUSTON AGENCY, as a Lender
By: /s/ Paul N. Travis
Name: Paul N. Travis

Title: Vice President & Head of Corporate
By: /s/ Harlene Sridharan
Name: Harlene Sridharan
Title: Operations Manager
THE BANK OF NOVA SCOTIA, as a Lender
By: /s/ James Forward
Name: James Forward
Title: Managing Director
WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Michael R. Quiray
Name: Michael R. Quiray

Title: Vice President
Signature Page to Amendment No. 2 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006